                                                                    EXHIBIT 21.1


                             AIMCO PROPERTIES, L.P.
                              LIST OF SUBSIDIARIES



1.       107-145 West 135th Street Associates Ltd Partnership (New York)

2.       630 East Lincoln Avenue Associates Ltd Partnership (New York)

3.       1133 Fifteenth Street Fourth Associates (Maryland)

4.       1133 Fifteenth Street Associates (District of Columbia)

5.       2900 Van Ness Associates (District of Columbia)

6.       7400 Roosevelt Investors (Pennsylvania)

7.       Abbott Associates Ltd Partnership (New York)

8.       Academy Gardens Associates LP

9.       Adirondack Apartments Saranac Associates LP (New York)

10.      AIMCO Anchorage, L.P. (Delaware)

11.      AIMCO Arbor Station, L.P. (Delaware)

12.      AIMCO Bay Club, L.P. (Delaware)

13.      AIMCO Bay Club II, L.P. (Delaware)

14.      AIMCO/Beacon Hill, L.L.C. (Delaware)

15.      AIMCO/Beacon Hill, L.P. (Delaware)

16.      AIMCO/Blossomtree L.L.C. (Delaware)

17.      AIMCO/Blossomtree L.P. (Delaware)

18.      AIMCO/Bluffs, L.L.C. (Delaware)

19.      AIMCO/Boardwalk, L.P. (Delaware)

20.      AIMCO/Boardwalk Finance, L.P. (Delaware)

21.      AIMCO/Brandywine, L.P. (Delaware)

22.      AIMCO/Brant Rock, L.L.C. (Delaware)

23.      AIMCO/Brant Rock, L.P. (Delaware)

24.      AIMCO Breakers, L.P. (Delaware)

25.      AIMCO Bridgewater, L.P. (Delaware)

26.      AIMCO Casa Anita, L.P. (Delaware)

27.      AIMCO Chesapeake, L.P. (Delaware)

28.      AIMCO Citrus Grove, L.P. (Delaware)

29.      AIMCO Citrus Sunset, L.P. (Delaware)

30.      AIMCO Cobble Creek, L.P. (Delaware)

31.      AIMCO/Colonnade, L.L.C. (Delaware)

32.      AIMCO/Colonnade, L.P. (Delaware)

33.      AIMCO Colony, L.P. (Delaware)

34.      AIMCO Copperfield, L.P. (Delaware)

35.      AIMCO Crows Nest, L.P. (Delaware)

36.      AIMCO/Easton Falls, L.P. (Delaware)

37.      AIMCO Elm Creek, L.P. (Delaware)

38.      AIMCO Fieldcrest, L.P. (Delaware)

39.      AIMCO Fisherman's Landing, L.P. (Delaware)

40.      AIMCO Fondren Court, L.P. (Delaware)

41.      AIMCO/Foothills, L.L.C. (Delaware)

42.      AIMCO/Foothills, L.P. (Delaware)

43.      AIMCO/Fox Bay, L.L.C. (Delaware)

44.      AIMCO/Fox Bay, L.P. (Delaware)

45.      AIMCO Foxchase, L.P. (Delaware)

46.      AIMCO/Foxtree, L.L.C. (Delaware)

47.      AIMCO/Foxtree, L.P. (Delaware)

48.      AIMCO/Freedom Place, L.L.C. (Delaware)

49.      AIMCO/Freedom Place, L.P. (Delaware)

50.      AIMCO Galleria Office, L.P. (Delaware)

51.      AIMCO Group, L.P. (Delaware)

52.      AIMCO/Grovetree, L.L.C. (Delaware)

53.      AIMCO/Grovetree, L.P. (Delaware)

54.      AIMCO Hampton Hill, L.P. (Delaware)

55.      AIMCO Hastings Green, L.P. (Delaware)

56.      AIMCO Hastings Place, L.P. (Delaware)

57.      AIMCO/Hazeltree, L.L.C. (Delaware)

58.      AIMCO/Hazeltree, L.P. (Delaware)

59.      AIMCO/Hiddentree, L.L.C. (Delaware)

60.      AIMCO/Hiddentree, L.P. (Delaware)

61.      AIMCO/HIL, L.L.C. (Delaware)

62.      AIMCO Holdings, L.P. (Delaware)

63.      AIMCO Hunters Glen, L.P. (Delaware)

64.      AIMCO/Islandtree, L.L.C. (Delaware)

65.      AIMCO/Islandtree, L.P. (Delaware)

66.      AIMCO Lakehaven, L.P. (Delaware)

67.      AIMCO Landmark, L.P. (Delaware)

68.      AIMCO Los Arboles, L.P. (Delaware)

69.      AIMCO LT, L.P. (Delaware)

70.      AIMCO/Montecito, L.P. (Delaware)

71.      AIMCO/NHP Partners, L.P. (Delaware)

72.      AIMCO/NHP Properties, Inc. (Delaware)

73.      AIMCO/NHP Holdings, Inc. (Delaware)

74.      AIMCO of Florida, Inc. (Florida)

75.      AIMCO Oak Falls, L.P. (Delaware)

76.      AIMCO Old Farm, L.P. (Delaware)

77.      AIMCO/Olmos, L.L.C. (Delaware)

78.      AIMCO/Olmos, L.P. (Delaware)

79.      AIMCO/Orchidtree, L.L.C. (Delaware)

80.      AIMCO/Orchidtree, L.P. (Delaware)

81.      AIMCO/OTC, L.L.C. (Delaware)

82.      AIMCO/OTC, L.P. (Delaware)

83.      AIMCO/PAM Properties, L.P. (Delaware)

84.      AIMCO Park at Cedar Lawn, L.P. (Delaware)

85.      AIMCO Park Townhomes, L.P. (Delaware)

86.      AIMCO/Penn Square, L.L.C. (Delaware)

87.      AIMCO Peppermill Place, L.P. (Delaware)

88.      AIMCO Pinebrook, L.P. (Delaware)

89.      AIMCO Pines, L.P. (Delaware)

90.      AIMCO/Pine Creek, L.L.C. (Delaware)

91.      AIMCO/Pine Creek, L.P. (Delaware)

92.      AIMCO/Polo Park, L.L.C. (Delaware)

93.      AIMCO/Polo Park, L.P. (Delaware)

94.      AIMCO Properties Finance Partnership, L.P. (Delaware)

95.      AIMCO/Quailtree, L.L.C. (Delaware)

96.      AIMCO/Quailtree, L.P. (Delaware)

97.      AIMCO/RALS, L.P. (Delaware)

98.      AIMCO Recovery Fund, L.P. (Delaware)

99.      AIMCO Rio Cancion, L.P. (Delaware)

100.     AIMCO/Rivercrest, L.L.C. (Delaware)

101.     AIMCO/Rivercrest, L.P. (Delaware)

102.     AIMCO Royal Gardens, L.P. (Delaware)

103.     AIMCO/SA, L.L.C. (Delaware)

104.     AIMCO San Marina, L.P. (Delaware)

105.     AIMCO/Sand Castles, L.L.C. (Delaware)

106.     AIMCO/Sand Castles, L.P. (Delaware)

107.     AIMCO/Sand Pebble, L.L.C. (Delaware)

108.     AIMCO/Sand Pebble, L.P. (Delaware)

109.     AIMCO Sandpiper, L.P. (Delaware)

110.     AIMCO Seaside Point, L.P. (Delaware)

111.     AIMCO/Shadetree, L.L.C. (Delaware)

112.     AIMCO/Shadetree, L.P. (Delaware)

113.     AIMCO/Shadow Lake, L.L.C. (Delaware)

114.     AIMCO/Shadow Lake, L.P. (Delaware)

115.     AIMCO Signature Point, L.P. (Delaware)

116.     AIMCO/Silktree, L.L.C. (Delaware)

117.     AIMCO/Silktree, L.P. (Delaware)

118.     AIMCO Steeplechase, L.P. (Delaware)

119.     AIMCO/Stonegate, L.P. (Delaware)

120.     AIMCO Sunbury, L.P. (Delaware)

121.     AIMCO Sundown, L.P. (Delaware)

122.     AIMCO Sunset Escondido, L.P. (Delaware)

123.     AIMCO Sunset Village, L.P. (Delaware)

124.     AIMCO/Surrey Oaks, L.L.C. (Delaware)

125.     AIMCO/Surrey Oaks, L.P. (Delaware)

126.     AIMCO/Tall Timbers, L.L.C. (Delaware)

127.     AIMCO/Tall Timbers, L.P. (Delaware)

128.     AIMCO/Teal Pointe, L.P. (Delaware)

129.     AIMCO/The Hills, L.L.C. (Delaware)

130.     AIMCO/The Hills, L.P. (Delaware)

131.     AIMCO/Timbertree, L.L.C. (Delaware)

132.     AIMCO/Timbertree, L.P. (Delaware)

133.     AIMCO Township at Highlands, L.P. (Delaware)

134.     AIMCO Tustin, L.P. (Delaware)

135.     AIMCO/Twinbridge, L.L.C. (Delaware)

136.     AIMCO/Twinbridge, L.P. (Delaware)

137.     AIMCO UT, L.P. (Delaware)

138.     AIMCO Villa La Paz, L.P. (Delaware)

139.     AIMCO/Villa Ladera, L.P. (Delaware)

140.     AIMCO Weatherly, L.P. (Delaware)

141.     AIMCO West Trails, L.P. (Delaware)

142.     AIMCO Westchase Midrise, L.P. (Delaware)

143.     AIMCO/Wickertree, L.L.C. (Delaware)

144.     AIMCO/Wickertree, L.P. (Delaware)

145.     AIMCO/Wildflower, L.L.C. (Delaware)

146.     AIMCO/Wildflower, L.P. (Delaware)

147.     AIMCO/Williams Cove, L.P.  (Delaware)

148.     AIMCO/Windsor Landing, L.L.C. (Delaware)

149.     AIMCO/Windsor Landing, L.P. (Delaware)

150.     AIMCO/Woodhollow, L.L.C. (Delaware)

151.     AIMCO/Woodhollow, L.P. (Delaware)

152.     AIMCO/Woodlands-Tyler, L.P. (Delaware)

153.     AIMCO Woodway Offices, L.P. (Delaware)

154.     AIMCO/Wydewood, L.L.C. (Delaware)

155.     AIMCO/Wydewood, L.P. (Delaware)

156.     AIMCO/Yorktree, L.L.C. (Delaware)

157.     AIMCO/Yorktree, L.P. (Delaware)

158.     AIV Properties, L.P. (Delaware)

159.     AJ One, L.P.  (Delaware)

160.     AJ Two, L.P.  (Delaware)

161.     Algonquin Tower Ltd Partnership (Connecticut)

162.     All Hallows Associates (District of Columbia)

163.     Ambassador Apartments, L.P. (Delaware)

164.     Ambassador I, L.P. (Illinois)

165.     Ambassador II, L.P. (Texas)

166.     Ambassador III, L.P. (Delaware)

167.     Ambassador IV, L.P.  (Delaware)

168.     Ambassador V, L.P.  (Delaware)

169.     Ambassador VI, L.P.  (Delaware)

170.     Ambassador VII, L.P.  (Delaware)

171.     Ambassador VIII, L.P.  (Delaware)

172.     Ambassador IX, L.P.  (Delaware)

173.     Ambassador X, L.P.  (Delaware)

174.     Ambassador XI, L.P.  (Delaware)

175.     Ambassador XII, L.P.  (Delaware)

176.     Ambassador CRM Florida Partners Limited Partnership (Delaware)

177.     Ambassador Florida Partners Limited Partnership (Delaware)

178.     Ambassador Texas Partners, L.P. (Delaware)

179.     Anchorage Partners (Texas)

180.     Anderson Mill Associates (Illinois)

181.     Anglers Manor Associates LP (Illinois)

182.     Antioch Apartments Ltd (Ohio)

183.     Aptek Management Company LLC (Delaware)

184.     Aptek Maintenance Services Company LLC (Delaware)

185.     Arvada House Ltd Partnership (Colorado)

186.     Aspen Stratford Apartments Company B (New Jersey)

187.     Aspen Stratford Apartments Company C (New Jersey)

188.     Athens Arms Associates (Georgia)

189.     Audobon Park Associates (New Jersey)

190.     Baisley Park Associates LP (New York)

191.     Balcor/Sportvest-II (Illinois)

192.     Baldwin Oaks Elderly Ltd (New Jersey)

193.     Baldwin Towers Associates (Pennsylvania)

194.     Basswood Manor Ltd Partnership (Texas)

195.     Bayview Hunters Point Apartments (District of Columbia)

196.     Beautiful Village Associates LP Redevelopment Company (New York)

197.     Benjamin Banneker Plaza Associates (Pennsylvania)

198.     Bensalem Gardens Associates Ltd (Pennsylvania)

199.     Bensalem Gardens Associates Ltd Partnership (Pennsylvania)

200.     Benton Square Partnership (Missouri)

201.     Berkley Ltd Partnership (Virginia)

202.     Bloomsburg Elderly Associates (Pennsylvania)

203.     Braesview Partnership (Texas)

204.     Branchwood Towers Ltd Partnership (Maryland)

205.     Briarwood Apartments (Arkansas)

206.     Bridgewater Partners, Ltd. (Texas)

207.     Brightwood Ltd Partnership (Virginia)

208.     Brightwood Manor Associates (Pennsylvania)

209.     Brinton Manor No. 1 Associates (Pennsylvania)

210.     Brinton Towers Associates (Pennsylvania)

211.     Broad Street Management, Inc. (Ohio)

212.     Brookdale Lakes Partnership (Illinois)

213.     Brookside Apartments Associates (Pennsylvania)

214.     Brookview Apartments Co Ltd (Alabama)

215.     Brook Run Associates, L. P. (Illinois)

216.     Brunswick Village Limited Partnership (New Jersey)

217.     Buckingham Hall Associates Ltd Partnership (New York)

218.     Buena Vista Apartments Ltd (Oklahoma)

219.     Buffalo Village Associates (New York)

220.     Cabell Associates of Lakeview (Virginia)

221.     California Square II Ltd Partnership (Kentucky)

222.     California Square Ltd Partnership (Kentucky)

223.     Cambridge Heights Apartments Ltd (Mississippi)

224.     Campbell Heights Associates Ltd Partnership (District of Columbia)

225.     Canterbury Gardens Associates Ltd Partnership (Michigan)

226.     Cape Cod Partnership (Texas)

227.     Capital Park Limited Partnership (Ohio)

228.     Caroline Arms Limited Partnership (Florida)

229.     Caroline Associates I Ltd Partnership (Missouri)

230.     Carter Associates Ltd Partnership (Massachusetts)

231.     Casa del Mar Associates Limited Partnership (Florida)

232.     Castle Rock Joint Venture (Texas)

233.     CB L-2 C Associates (FL general partnership) (Florida)

234.     CB L-2 B Associates (FL general partnership) (Florida)

235.     CB Associates (FL general partnership)

236.     Center Square Associates (Pennsylvania)

237.     Central Village Associates Ltd Partnership (Texas)

238.     Chapel Housing Ltd Partnership (Maryland)

239.     Chateau Gardens L.P. (California)

240.     Cheek Road Ltd Partnership (North Carolina)

241.     Chesterfield Housing Associates (South Carolina)

242.     Cheyenne Village Apartments Ltd Partnership (Texas)

243.     Christopher Court Housing Company Ltd Partnership (New York)

244.     Churchview Gardens Ltd Partnership (Pennsylvania)

245.     Citrus Park Associates Ltd (Florida)

246.     Clay Courts Associates Ltd Partnership (Maryland)

247.     Clear Lake Land Partners, Ltd. (Texas)

248.     Clover Ridge East Ltd Partnership (Illinois)

249.     College Heights Ltd Partnership (Mississippi)

250.     College Park Associates (Pennsylvania)

251.     College Park Associates Ltd Partnership (District of Columbia)

252.     Colonial Terrace I Associates (Georgia)

253.     Colonial Terrace II Associates (Georgia)

254.     Colony Apartments Company Ltd (Alabama)

255.     Columbus Square Associates I Ltd Partnership (Missouri)

256.     Columbus Square Associates II Ltd Partnership (Missouri)

257.     Community Circle II Ltd (Ohio)

258.     Community Developers Of High Point Ltd Partnership (North Carolina)

259.     Community Developers Of Princeville Ltd Partnership (North Carolina)

260.     Concord Houses Associates (Massachusetts)

261.     Congress Park Associates II Ltd Partnership (District of Columbia)

262.     Congress Park Associates Ltd Partnership (District of Columbia)

263.     Congress Realty Companies Limited Partnership (Massachusetts)

264.     Congress Management Company Limited Partnership (Massachusetts)

265.     Connecticut Colony Associates (Georgia)

266.     Copper Chase Associates (Illinois)

267.     Copper Chase Partners (Illinois)

268.     Copperfield Partners, Ltd. (Texas)

269.     Copperwood II Ltd Partnership (Texas)

270.     Copperwood Ltd Partnership (Texas)

271.     Cottonwood Apartments (California)

272.     Country Lake Associates Two Limited Partnership (Illinois)

273.     Countrybrook Associates (Delaware)

274.     Coventry Square Partners (Texas)

275.     CRA Investors, Ltd. (Texas)

276.     Crosland Housing Associates (South Carolina)

277.     Crows Nest Partners, Ltd. (Texas)

278.     Cumberland Court Associates (Pennsylvania)

279.     Cypress Landing Associates (Illinois)

280.     Cypress Landing Limited Partnership (Illinois)

281.     Darby Townhouses Associates (Pennsylvania)

282.     Darbytown Development Associates LP (Virginia)

283.     Delcar-S Ltd (Texas)

284.     Delcar T Ltd Partnership (Texas)

285.     Diakonia Associates (Rhode Island)

286.     Dip Limited Partnership (Virginia)

287.     Dip Limited Partnership II (Virginia)

288.     Dip Limited Partnership III (Virginia)

289.     Discovery Limited Partnership (Massachusetts)

290.     Moral Gardens Associates (Pennsylvania)

291.     Downing Apartments (Oklahoma)

292.     Duke Manor Associates (Pennsylvania)

293.     Duquesne Associates No. 1 (Pennsylvania)

294.     Eagle's Nest Partnership (Texas)

295.     East Hampton Ltd Partnership (Georgia)

296.     East Windsor 255 Limited Partnership [(Delaware)]

297.     Eastcourt Village Partners (Illinois)

298.     Easton Terrace I Associates Ltd Partnership (Texas)

299.     Easton Terrace II Associates Ltd Partnership (Texas)

300.     Eastridge Apartments (Pennsylvania)

301.     Edgewood II Associates (Georgia)

302.     Edmond Estates Limited Partnership (Alabama)

303.     Elden Limited Partnership (Virginia)

304.     Elderly Housing Associates Ltd Partnership (Maryland)

305.     Emory Grove Limited Partnership. (Maryland)

306.     English Manor Partners (Texas)

307.     English Manor Joint Venture (Texas)

308.     Esbro Limited Partnership (Arizona)

309.     Eustis Apartments Ltd (Florida)

310.     Everest Investors 5, L.L.C. (California)

311.     Fairburn & Gordon Associates Phase I (Georgia)

312.     Fairburn & Gordon Associates Phase II (Georgia)

313.     Fairfax Associates (Virginia)

314.     Fairmeadows Limited Partnership (Texas)

315.     Fairmont #1 Ltd Partnership (District of Columbia)

316.     Fairmont #2 Ltd Partnership (District of Columbia)

317.     Fairview Homes Associates (New Jersey)

318.     Fairwood Associates (District of Columbia)

319.     Federal Square Village Ltd Partnership (Colorado)

320.     Field Associates (Rhode Island)

321.     First Alexandria Associates (Virginia)

322.     Fisherman's Wharf Partners (Texas)

323.     Flatbush Nsa Associates Ltd Partnership (New York)

324.     The Fondren Court Joint Venture (Texas)

325.     Fondren Court Partners, Ltd. (Texas)

326.     Forest Apartments Associates (Michigan)

327.     Forest Green Limited Partnership (Florida)

328.     Forrester Gardens Ltd (Alabama)

329.     Forst Park Elderly Associates Ltd Partnership (Missouri)

330.     Fort Carson Associates Ltd Partnership (Colorado)

331.     Franklin Chapel Hill Associates (Pennsylvania)

332.     Franklin Park Ltd Partnership (Pennsylvania)

333.     Franklin Pine Ridge Associates (Pennsylvania)

334.     Franklin Square School Associates Ltd Partnership (Maryland)

335.     Franklin Victoria Associates I (Texas)

336.     Friendset Housing Co Ltd Partnership (New York)

337.     Frio Housing Ltd Partnership (Texas)

338.     Galion Limited Partnership (Ohio)

339.     Galleria Office Partners, Ltd. (Texas)

340.     Garfield Hill Associates Ltd Partnership (District of Columbia)

341.     Gate Manor Apartments Ltd (Tennessee)

342.     Gates Mills I Limited Partnership (Ohio)

343.     Gateway Village Associates (Michigan)

344.     Genesee Gardens Associates Ltd Partnership (New York)

345.     Gladys Hampton Homes Associates Ltd Partnership (New York)

346.     G.P. Municipal Holdings, LLC (Delaware)

347.     Golden Apartments I (Nevada)

348.     Golden Apartments II (Nevada)

349.     Grandview Apartments (Arkansas)

350.     Greater Hartford Associates (Connecticut)

351.     Greater Mt. Calvary Terrace Ltd (Georgia)

352. Greater Richmond Community Development Corp. #1 & Associates (District of Columbia)

353. Greater Richmond Community Development Corp. #2 & Associates (District of Columbia)

354.     Green Mountain Manor Ltd Partnership (Colorado)

355.     Greenfield Apartments Ltd Partnership (Virginia)

356.     Greenfield North Apartments Ltd Partnership (Virginia)

357.     Greentree Associates (Illinois)

358.     Griffith Limited Partnership (California)

359.     Grosvenor House Associates Limited Partnership (Massachusetts)

360.     Grove Park Villas, Ltd (Florida)

361.     Guilford Company, Inc. (Alabama)

362.     Gulfway Limited Partnership (Texas)

363.     Gulfgate Partners, Ltd. (Texas)

364.     GW Carver Ltd (Florida)

365.     Haili Associates (Hawaii)

366.     Haines Associates Ltd Partnership (Washington)

367.     Hamilton House Associates (Florida)

368.     Hampton Hill Partners (Texas)

369.     Harold House Limited Partnership (Florida)

370.     Harris Park Ltd Partnership (New York)

371.     Hastings Place Partners (Texas)

372.     Hastings Green Partners, Ltd. (Texas)

373.     Hatillo Housing Associates (Massachusetts)

374.     Heather Associates (Illinois)

375.     Heights Associates Ltd Partnership (New York)

376.     Hemingway Housing Associates Ltd Partnership (South Carolina)

377.     Heritage Village Limited Partnership (Connecticut)

378.     Hickory Ridge Associates Ltd (Florida)

379.     Highland Park Partners (Illinois)

380.     Highlands Village II Ltd (Florida)

381.     Hillcrest Green Apartments Ltd (Oklahoma)

382.     Hillside Village Associates (Pennsylvania)

383.     Hilltop Apartments Associates (Pennsylvania)

384.     Hilltop Limited Partnership (North Carolina)

385.     Hollows Associates Ltd Partnership (New York)

386.     Hollywood Gardens (District of Columbia)

387.     HomeCorp Investments, Ltd. (Alabama)

388.     Housing Assistance Of Mt. Dora Ltd (Florida)

389.     Housing Assistance Of Orange City Ltd (Florida)

390.     Housing Assistance Of Vero Beach Ltd (Florida)

391.     Housing Assistance Sebring Ltd (Florida)

392.     Houston Aristocrat Apartments Ltd Partnership (Texas)

393.     The Houston Recovery Fund (Texas)

394.     HRH Properties, Ltd. (Ohio)

395.     Hudson Terrace Associates Ltd Partnership (New York)

396.     Hurbell I Limited Partnership (South Carolina)

397.     Hurbell II Limited Partnership (South Carolina)

398.     Hurbell III Ltd Partnership (North Carolina)

399.     Hurbell IV Limited Partnership (Alabama)

400.     IDA Tower (Pennsylvania)

401.     Indian Valley I Limited Partnership (Ohio)

402.     Indian Valley II Limited Partnership (Ohio)

403.     Indian Valley III Limited Partnership (Ohio)

404.     Ingram Square Apartments Ltd (Texas)

405.     Intown West Associates Ltd Partnership (Connecticut)

406.     Ivanhoe Associates Limited Partnership (Pennsylvania)

407.     Ivanhoe Corporation (Massachusetts)

408.     Jamestown Village Associates (Pennsylvania)

409.     Jersey Park Associates Ltd Partnership (Virginia)

410.     JFK Associates (North Carolina)

411.     Jupiter - I, L.P. (Delaware)

412.     Jupiter - II, L.P. (Delaware)

413.     JVL 18 Associates Ltd Partnership Verified (Missouri)

414.     JVL 19 Associates Ltd Partnership Verified (Missouri)

415.     JVL Limited Partnership (Missouri)

416.     JVL Sixteen Limited Partnership (Missouri)

417.     J.W. English Swiss Village Partners, Ltd. (Texas)

418.     J.W. English, Camelot Apartments (Texas)

419.     J.W. English, Fondren Court Partners (Texas)

420.     Kapuna Associates (Hawaii)

421.     Kennedy Homes Limited Partnership (Florida)

422.     Kenneth Arms (District of Columbia)

423.     Key Parkway West Associates (Massachusetts)

424.     Kimberly Associates Limited Partnership (Maryland)

425.     Kimberton Apartments Associates Limited Partnership (Delaware)

426.     King Bell Associates (Oregon)

427.     Knollcrest Apartments Ltd Partnership (Tennessee)

428.     Koolau Housing Associates (Hawaii)

429.     LaJolla Partnership (Texas)

430.     Lakehaven Associates One (Illinois)

431.     Lakehaven Associates Two (Illinois)

432.     La Salle Apartments (California)

433.     La Vista Associates (District of Columbia)

434.     Lafayette Manor Associates Ltd Partnership (Virginia)

435.     Lafayette Towne Elderly Ltd Partnership (Missouri)

436.     Lafayette Towne Family Ltd Partnership (Missouri)

437.     Laing Village Ltd Partnership (South Carolina)

438.     Lake Avenue Associates (Ohio)

439.     Lake Forest Apartments (Pennsylvania)

440.     Lake Wales Villas Ltd (Florida)

441.     Lakeview Arms Associates Lts Partnership (New York)

442.     Lakeview Villas Ltd (Florida)

443.     Las Americas Housing Associates (Massachusetts)

444.     Lassen Associates (District of Columbia)

445.     Lee Hy Manor Associates Ltd Partnership (Virginia)

446.     Lewisburg Associates (West Virginia)

447.     Louisbourg Elderly Associates (Pennsylvania)

448.     Lincmar Associates (California)

449.     Lincoln Park Associates (Colorado)

450.     Linden Court Associates Ltd Partnership (New York)

451.     Lock Haven Elderly Associates (Pennsylvania)

452.     Lock Haven Gardens Associates (Pennsylvania)

453.     Loring Towers Apartments Limited Partnership (Minnesota)

454.     Loring Towers Associates (Massachusetts)

455.     Loudoun House Ltd Partnership (Virginia)

456.     Lyncstar Integrated Communications LLC (Colorado)

457.     Lytle Place Community Urban Redevelopment Corp. (Ohio)

458.     M&P Development Co. (Pennsylvania)

459.     Manzanita Arms (District of Columbia)

460.     Maple Hill Associates (Pennsylvania)

461.     Maple Park West Ltd Partnership (Colorado)

462.     Mayfair Manor Limited Partnership (Arizona)

463.     McColl Housing Associates (South Carolina)

464.     Meadowbrook Drive Limited Partnership (Illinois)

465.     Meadows Limited Partnership (Illinois)

466.     Meadowood Townhouses I Limited Partnership (Maryland)

467.     Meadowood Townhouses III Limited Partnership (Maryland)

468.     The Meadows Apartments (South Carolina)

469.     Meadows Apartments Limited Partnership (Nevada)

470.     Meadows East Apartments Limited Partnership (Nevada)

471.     Menlo Limited Partnership (Arizona)

472.     Merced Commons (District of Columbia)

473.     Merced Commons II (District of Columbia)

474.     Mesa Ridge Partnership (Texas)

475.     Mill Street Associates Ltd Partnership (Illinois)

476.     Milliken Apartments Company (Massachusetts)

477.     Miramar Housing Associates Ltd Partnership (District of Columbia)

478.     Monaco Arms Associates I (Florida)

479.     Monaco Arms Associates II Ltd (Florida)

480.     Monmouth Associates Ltd Partnership (Washington)

481.     Montblanc Gardens Apartments Associates (Massachusetts)

482.     Montblanc Housing Associates (Massachusetts)

483.     Monroeville Development Corporation (Massachusetts)

484.     Monument Street Ltd Partnership (Maryland)

485.     Morrisania Towers Housing Company Ltd Partnership (New York)

486.     Morton Towers Expansion, L.P. (Delaware)

487.     Morton Towers Apartments, L.P. (Delaware)

488.     Moss Gardens Ltd, a Partnership in Commendam (Louisiana)

489.     **MRR Ltd Partnership (Illinois)

490.     Murphy Blair Associates III Associates Ltd Partnership (Missouri)

491.     Muske Ltd Partnership (Michigan)

492.     Natick Associates (Rhode Island)

493.     The National Housing Partnership (District of Columbia)

494.     National Housing Partnership Realty Fund IV (Maryland)

495.     National Housing Partnership Realty Fund I (Maryland)

496.     National Housing Partnership Realty Fund Two (Maryland)

497.     National Housing Partnership Realty Fund III (Maryland)

498.     National Housing Partnership Realty Fund IV (Maryland)

499.     Neighborhoods of The Universities Lock Street Apartments Company
           (Illinois)

500.     New West 111th Street Housing Company Ltd Partnership (New York)

501.     New West 111th Street Two Associates Ltd Partnership (New York)

502.     Newton Hill Limited Partnership (Ohio)

503.     NHP A&R Services, Inc. (Virginia)

504.     NHP Asset Management Services, Inc. (Virginia)

505.     NHP Cash Management Services, Inc. (Virginia)

506.     NHP/Congress Management Limited Partnership (Virginia)

507.     NHP Equity Services, Inc. (Virginia)

508.     NHP Financial Services, Ltd. (Delaware)

509.     NHP Florida Management Company (Florida)

510.     NHP-HDV Three, Inc. (Delaware)

511.     NHP-HDV Ten, Inc. (Delaware)

512.     NHP-HDV Eleven, Inc. (Delaware)

513.     NHP-HDV Twelve, Inc. (Delaware)

514.     NHP-HDV Fourteen, Inc. (Delaware)

515.     NHP-HDV Fifteen, Inc. (Virginia)

516.     NHP-HDV Sixteen, Inc. (Delaware)

517.     NHP-HDV Seventeen, Inc. (Delaware)

518.     NHP-HDV Eighteen, Inc. (Delaware)

519.     NHP-HDV Nineteen, Inc. (Delaware)

520.     NHP-HDV 20, Inc. (Virginia)

521.     NHP-HG Six, Inc. (Virginia)

522.     NHP-HG 15, Inc. (Virginia)

523.     NHP-HG 16, Inc. (Virginia)

524.     NHP-HG 17, Inc. (Virginia)

525.     NHP-HS Three, Inc. (Delaware)

526.     NHP-HS Four, Inc. (Delaware)

527.     NHP Maintenance Services Company (Delaware)

528.     NHP Management Company (District of Columbia)

529.     NHP Mid-Atlantic Partners One Limited Partnership (Delaware)

530.     NHP Mid-Atlantic Partners Two Limited Partnership (Delaware)

531.     NHP Mid-Atlantic Partners Three Limited Partnership (Delaware)

532.     NHP Partners Two Limited Partnership (Delaware)

533.     NHP/PRC Management Company LLC (Delaware)

534.     NHP Puerto Rico Management Company (Delaware)

535.     NHP Ridgewood Partners, L.P. (Delaware)

536.     NHP Southeast Partners, L.P. (Delaware)

537.     NHP Southwark HA, Inc. (Virginia)

538.     NHP Texas Management Company (Texas)

539.     Norco Associates (Pennsylvania)

540.     North Lake Terrace Associates Ltd Partnership (Texas)

541.     Northgate Village Limited Partnership (Georgia)

542.     Northwest Terrace Associates Ltd Partnership (Texas)

543.     Oak Falls Partners (Texas)

544.     Oak Hollow South Associates (Pennsylvania)

545.     Oak Park Partnership (Illinois)

546.     Oak West Ltd Partnership (Oklahoma)

547.     Oakland City West End Associates Ltd (Georgia)

548.     Oakland Village Townhouse Associates Ltd Partnership (District of
           Columbia)

549.     Oak Park Partnership (Illinois)

550.     Oakwood Limited Partnership (Michigan)

551.     Ocala Place Ltd (Florida)

552.     Olde Rivertown Venture (Indiana)

553.     One Lytle Place (Ohio)

554.     One West Conway Associates Ltd Partnership (Maryland)

555.     Orange City Villas II Ltd (Florida)

556.     Orange Village Associates (Pennsylvania)

557.     Orangeburg Manor (South Carolina)

558.     Orchard Mews Associates Ltd Partnership (Maryland)

559.     OTC Apartments Limited Partnership (Florida)

560.     Overbrook Park Ltd (Ohio)

561.     Oxford Oaks Investors Ltd Partnership (Oklahoma)

562.     Oxford Place Associates (Rhode Island)

563.     P.A.C. Land II Limited Partnership (Ohio)

564.     PAM Consolidated Assurance Company, Ltd. (Bermuda)

565.     Palm House Ltd Partnership (Ohio)

566.     The Park at Cedar Lawn, Ltd. (Texas)

567.     Park Avenue West I Limited Partnership (Ohio)

568.     Park Avenue West II Limited Partnership (Ohio)

569.     Park Creek Ltd Partnership (Colorado)

570.     Parkview Apartments Ltd Partnership (South Carolina)

571.     Parkview Associates Ltd Partnership Verified (New York)

572.     Parkways Associates Ltd Partnership (Illinois)

573.     Pavilion Associates (Pennsylvania)

574.     Pendleton Riverside Apartments Oregon Ltd (Oregon)

575.     Penn Hall Associates Ltd Partnership (Washington)

576.     Peppermill Place Partners (Texas)

577.     Peppertree Village Of Avon Park Ltd (Florida)

578.     Pershing Waterman Phase I Ltd Partnership (Missouri)

579.     Pittsfield Neighborhood Associates (Massachusetts)

580.     Place One Ltd Partnership (Virginia)

581.     Placid Lake Associates, Ltd. (Florida)

582.     Plantation Partners Ltd. (Florida)

583.     Pleasant Valley Apartments Ltd Partnership (Delaware)

584.     Point West Limited Partnership (Kansas)

585.     Portfolio Properties Eight Associates (District of Columbia)

586.     Portland Plaza Ltd Partnership (Kentucky)

587.     Portner Place Associates Ltd Partnership (District of Columbia)

588.     Post Street Associates Ltd Partnership (New York)

589.     Preferred Home Health Limited Partnership (Florida)

590.     Pride Gardens (Mississippi)

591.     Prime Aspen Limited Partnership (Texas)

592.     Prime Crest, L.P. (Texas)

593.     Prime H.C. Limited Partnership (Texas)

594.     Property Asset Brokerage of Florida (Florida)

595.     Property Asset Management Services, L.P. (DE - formed May 2, 1996)

596.     Property Services Group, Inc. (District of Columbia)

597.     Property Asset Management Services, Inc. (DE - incorporated February
         2, 1996)

598.     Property Asset Management Services-California, L.L.C. (California)

599.     Pueblo Ltd Partnership (Colorado)

600.     P W III Associates Ltd Partnership (Missouri)

601.     P W IV Associates Ltd Partnership (Missouri)

602.     P W V Associates Ltd Partnership (Missouri)

603.     P W VI Associates Ltd Partnership (Missouri)

604.     Queenstown Apartments Ltd Partnership (Missouri)

605.     Rancho Arms (District of Columbia)

606.     Rancho Townhouse Associates (District of Columbia)

607.     Randol Crossing Investors (Illinois)

608.     Randol Crossing Partners (Illinois)

609.     RC Associates (Illinois)

610.     Registry Square Ltd Partnership (Missouri)

611.     Rescorp Realty, Inc. (Illinois)

612.     RI-15 Limited Partnership (District of Columbia)

613.     Richlieu Associates (Pennsylvania)

614.     Ridge Carlton Associates (Massachusetts)

615.     Ridgecrest Associates (Illinois)

616.     The Risk Specialist Group, Inc. (District of Columbia)

617.     River Loft Apartments Limited Partnership (Pennsylvania)

618.     River Loft Associates (Massachusetts)

619.     River Woods Associates Ltd Partnership (Illinois)

620.     Riverview II Associates Ltd Partnership (New York)

621.     Rockwell Limited Partnership (Texas)

622.     Rodeo Drive Limited Partnership (California)

623.     The Rogers Park Partnership (Illinois)

624.     Rolling Meadows Of Ada Ltd (Oklahoma)

625.     Royal Towers Limited Partnership (Missouri)

626.     Ruffin Road Associates Ltd Partnership (Virginia)

627.     Ruscombe Gardens Ltd Partnership (Maryland)

628.     Rutherford Park Townhouses Associates (Pennsylvania)

629.     S.A. Apartments, Ltd. (Alabama)

630.     Saint George Villas Ltd Partnership (South Carolina)

631.     San Jose Limited Partnership (Texas)

632.     San Juan Apartments (District of Columbia)

633.     San Juan del Centro Limited Partnership (Colorado)

634.     Sandy Springs Associates Ltd (Georgia)

635.     Scotch Lane Associates (Pennsylvania)

636.     Scotch Associates Limited Partnership (Pennsylvania)

637.     Seaside Point Partners, Ltd. (Texas)

638.     Seasons Apartments, L.P. (Texas)

639.     Seasons Apartments, L.L.C. (Texas)

640.     Sencit Jacksonville Company, Ltd (Florida)

641.     Sencit Kelly Township Associates (Pennsylvania)

642.     Sencit Lebanon Company (Pennsylvania)

643.     Sencit F/G Metropolitan Associates (New Jersey)

644.     Sherman Terrace Associates (Pennsylvania)

645.     Shoreview Apartments (District of Columbia)

646.     Signature Point Partners, Ltd. (Texas)

647.     Signature Point Joint Venture (Texas)

648.     Site 10 Community Alliance Associates Ltd Partnership (New York)

649.     Sleepy Hollow Apartments Ltd Partnership (Arizona)

650.     SNI Development Company Ltd Partnership (New York)

651.     Somerset Utah, L.P. (Colorado)

652.     South Hiawassee Village Ltd (Florida)

653.     South Mountain Terrace Ltd (Arizona)

654.     Southmont Apartments (Arkansas)

655.     Southridge Apartments Limited Partnership (Texas)

656.     Southridge Associates (Illinois)

657.     Southridge Investors (Illinois)

658.     Southward Limited Partnership (Texas)

659.     Spring Meadow Limited Partnership (Massachusetts)

660.     Spruce Ltd Partnership (Pennsylvania)

661.     St. Nicholas Associates Ltd Partnership (New York)

662.     Stafford Apartments Ltd Partnership (Maryland)

663.     Standart Woods Associates Limited Partnership (Delaware)

664.     Stirling Court Partners (Texas)

665.     Stock Island Ltd Partnership (Florida)

666.     Storey Manor Associates Ltd Partnership (Illinois)

667.     Strawbridge Square Associates Ltd Partnership (Virginia)

668.     Summersong Townhouse Ltd Partnership (Colorado)

669.     Sunbury Partners, Ltd. (Texas)

670.     Sunrise Associates Ltd Partnership (Illinois)

671.     Sunset Plaza Apartments (Mississippi)

672.     TAHF Funding Corp. (Delaware)

673.     TAHF II Limited Partnership (Delaware)

674.     Tamarac Pines II Ltd Partnership (Texas)

675.     Tamarac Pines Ltd Partnership (Texas)

676.     Taunton Green Associates (Massachusetts)

677.     Taunton II Associates (Massachusetts)

678. Texas Affordable Housing Investment Fund I Limited Partnership (North Carolina)

679.     Tiffany Rehab Associates Ltd Partnership (Missouri)

680.     Timberlake Apartments Ltd Partnership (Texas)

681.     Timuquana Park Associates (Florida)

682.     Tinker Creek Limited Partnership (Virginia)

683.     Tompkins Terrace Associates (New York)

684.     Town North, a Limited Partnership (Arkansas)

685.     Township at Highlands Partners, Ltd. (Texas)

686.     Townview Towers I Partnership, Ltd. (Tennessee)

687.     Treeslope Apartments Limited Partnership (South Carolina)

688.     Trinity Hills Village Apartments Ltd Partnership (Tennessee)

689.     Trinity Towers 14th Street Associates Ltd Partnership (District of
         Columbia)

690.     Tumast Associates (District of Columbia)

691.     Twin Towers Associates (Connecticut)

692.     Two Bridges Associates Ltd Partnership (New York)

693.     Tyee Associates (Arkansas)

694.     United Front Homes (Massachusetts)

695.     United Handicap Federation Apartments Associates (Minnesota)

696.     United House Associates (Pennsylvania)

697.     United Housing Partners-Cuthbert Ltd (Georgia)

698.     United Housing Partners Elmwood Ltd (Alabama)

699.     United Housing Partners Morristown Ltd Partnership (Tennessee)

700.     United Housing Partners Welch Ltd (West Virginia)

701.     United Housing Partnership Carbondale Ltd (Tennessee)

702.     United Redevelopment Associates Ltd Partnership (New York)

703.     University Plaza Associates (Pennsylvania)

704.     Urbanizacion Maria Lopez Housing Company Ltd Partnership (New York)

705.     Vantage '78 Ltd Partnership (North Carolina)

706.     Verdes Del Oriente (District of Columbia)

707.     Villa De Guadalupe Associates (District of Columbia)

708.     Village Circle Apartments Ltd Partnership (Texas)

709.     Village Green Apartments Company Ltd (Alabama)

710.     Village Green Limited Partnership (Florida)

711.     Vineville Towers Associates Ltd (Georgia)

712.     Vistas De San Juan Associates Ltd Partnership (Puerto Rico)

713.     Vistula Heritage Village (Ohio)

714.     Waico Apartments Associates Ltd Partnership (Wisconsin)

715.     Waico Phase II Associates Ltd Partnership (Wisconsin)

716.     Waipahu Associates (Hawaii)

717.     Walden Oaks Associates Ltd Partnership (Illinois)

718.     Walmsley Terrace Associates Ltd Partnership (Virginia)

719.     Walnut Hills Associates Ltd (Ohio)

720.     Walnut Springs Limited Partnership (Illinois)

721.     Walnut Springs Associates (Illinois)

722.     Walters/Property Asset Management Services, L.P. (Delaware)

723.     Wash-West Properties (Pennsylvania)

724.     Washington Chinatown Associates Ltd Partnership (District of Columbia)

725.     Washington Manor Ltd Partnership (Texas)

726.     Waterman Ltd Partnership (California)

727.     Waters Towers Associates Ltd Partnership

728.     West Oak Village Limited Partnership (Maryland)

729.     Westgate Apartments (Georgia)

730.     West Lake Arms Limited Partnership (Delaware)

731.     Westminster Ltd Partnership (Maryland)

732.     West Trails Partners, Ltd. (Texas)

733.     Westchase Midrise Office Partners, Ltd. (Texas)

734.     Whitefield Place Ltd Partnership (Texas)

735.     Wigar Ltd Partnership (Missouri)

736.     Williamsburg Limited Partnership (Illinois)

737.     Windsor Apartments Associates Limited Partnership (Delaware)

738.     Windsor Crossings Limited Partnership (New Jersey)

739.     Wollaston Manor Associates (Massachusetts)

740.     Woodcrest Apartments Ltd Partnership (Texas)

741.     Woodhill Associates (Illinois)

742.     Woodland Ridge II Partners (Illinois)

743.     Woodland Ridge Associates (Illinois)

744.     Woodmark Limited Partnership (Virginia)

745.     Woodside Village (Arkansas)

746.     Woodside Villas of Arcadia Ltd (Florida)

747.     Woodway Office Partners, Ltd. (Texas)

748.     Worcester Episcopal Housing Company (Massachusetts)

749.     Wyntre Brook Associates (Pennsylvania)

750.     Yadkin Associates Ltd Partnership (North Carolina)